SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2001

AMERICA WEST HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12649	86-0847214

(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

ITEM 5 OTHER EVENTS

         America West Holdings Corporation announced that effective September 1, 2001, W. Douglas Parker will become the Chairman, President and Chief Executive Officer of the Company and its principal subsidiary, America West Airlines, Inc., and William A. Franke will retire as an officer and director. A copy of the press release dated August 22, 2001, announcing these changes is filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c) Exhibits

Exhibit No.	Description
99.1	Press release of America West Holdings Corporation dated as of August 22, 2001.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA WEST HOLDINGS CORPORATION

Dated:	August 24, 2001	/s/ W. Douglas Parker

W. Douglas Parker Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of America West Holdings Corporation dated as of August 22, 2001.